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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ceridian Corporation:

    We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG Peat Marwick LLP

                                          /s/ KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 3, 1994